                                    WARRANT

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A WARRANT AGREEMENT, DATED MAY 15, 1997, AMONG THE COMPANY, AND SANDERS MORRIS MUNDY INC. EXCEPT TO THE EXTENT PERMITTED BY THE WARRANT AGREEMENT, NO TRANSFER, SALE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION OF THESE WARRANTS OR THE SHARES OF COMMON STOCK OF THE COMPANY ACQUIRED ON EXERCISE OF THESE WARRANTS SHALL BE VALID OR EFFECTIVE UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (OR, IF APPLICABLE, A SUCCESSOR LAW THERETO) OR THE COMPANY HAS BEEN PRESENTED WITH SATISFACTORY EVIDENCE THAT THESE WARRANTS OR SUCH SHARES OF COMMON STOCK WILL BE TRANSFERRED IN A TRANSACTION EXEMPT FROM SUCH REGISTRATION AND UNTIL ANY APPLICABLE CONDITIONS CONTAINED IN THE WARRANT AGREEMENT HAVE BEEN FULFILLED. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF THE WARRANT AGREEMENT.

No.
    -----------------

Warrant to Purchase up to 37,500 Shares of Common Stock

EXERCISABLE COMMENCING 9:00 A.M., LOS ANGELES TIME, ON THE DAY THAT BEGINS ONE YEAR AFTER THE EFFECTIVE DATE (AS DEFINED IN THE WARRANT AGREEMENT) BELOW AND ENDING AT 5:00 P.M., LOS ANGELES TIME, ON THE DAY THAT IS FIVE YEARS AFTER THE EFFECTIVE DATE.

                               U S LIQUIDS INC.
                        COMMON STOCK PURCHASE WARRANT

     This certifies that Sanders Morris Mundy, Inc., or registered assigns, is the holder (the "Holder") of this Warrant to purchase, subject to adjustment, the number of fully paid and nonassessable shares set forth above (the "Warrant Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of U S Liquids Inc., a Delaware corporation (the "Company"), at the per share exercise price, subject to adjustment (the "Exercise Price"), set forth in the Warrant Agreement, dated May 15, 1997 (the "Warrant Agreement"), among the Company and Sanders Morris Mundy, Inc., at any time prior to the Expiration Date (defined below), by surrendering this Warrant, with the form of subscription set forth hereon duly executed, to the Company at the Company's offices at 411 N. Sam Houston Parkway East, Ste. 400, Houston, TX 77060-3545 or at such other office or agency as the Company may designate and by paying in full, in the manner provided in Section 4 of the Warrant Agreement, the Exercise Price for the Warrant Shares then purchased. Payment of the Exercise Price may be made in cash or by cashier's check payable to the order of the Company, or by surrender of a portion of this Warrant as provided in Section 4(c) of the Warrant Agreement.

     This Warrant may be exercised at any time and from time to time, in whole or in part, at the option of the Holder, commencing 9:00 a.m., Los Angeles time, on the day that begins one year after the Effective Date until 5:00 p.m., Los Angeles time, on the day that is five years after the Effective Date (the "Expiration Date"). Upon the purchase of fewer than all of the Warrant Shares, there shall be issued to the Holder a new Warrant exercisable for the number of Warrant Shares for which this Warrant has not been exercised or surrendered as payment. Prior to the Expiration Date, the Holder shall be entitled to exchange this Warrant, without charge, for another Warrant or Warrants exercisable for the same aggregate number of Warrant Shares.

     Prior to the Expiration Date, subject to any applicable laws restricting transferability and to any restriction on transferability that may appear on this Warrant or in the Warrant Agreement, the Holder shall be entitled to transfer this Warrant upon delivery thereof, duly endorsed by the Holder or by his, her or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer, with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant or Warrants exercisable for the same aggregate number of Warrant Shares will be issued by the Company, without charge, in accordance with instructions in the form of assignment.

     This Warrant is issued under and in accordance with the Warrant Agreement and, except as otherwise provided in this Warrant, is subject to the terms and provisions contained therein. Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of this Warrant are subject to adjustment. No fractional shares will be issued upon the exercise of a Warrant. Instead, the Company shall pay the value of such fractional share to the Holder in cash, as provided in the Warrant Agreement.

     THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND NOT THE LAW PERTAINING TO CHOICE OR CONFLICT OF LAWS, OF THE STATE OF TEXAS.

     In witness whereof, the Company has caused this Warrant to be duly executed.


                                          U S LIQUIDS INC.


                                          By: /s/ W. GREGORY ORR
                                             ---------------------------------
                                               Name:  W. Gregory Orr
                                               Title: President & Chief
                                                      Executive Officer

                                          Attest:
                                                 /s/ EARL BLACKWELL
                                          ------------------------------------
                                          Name:  Earl Blackwell
                                          Title: Senior Vice President and
                                                 Chief Financial Officer

                             ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant to purchase _______________ shares of Common Stock, acknowledges that it will not dispose of such shares except in compliance with Section 3(b) of the Warrant Agreement and the Securities Act of 1933, as amended, and requests that Certificates for such shares be issued and delivered as follows:

Issue to:
            ------------------------------------------------------------------
            (Name)

            ------------------------------------------------------------------
            (Address, including Zip Code)

            ------------------------------------------------------------------
            (Social Security or Tax Identification Number)

            ------------------------------------------------------------------
Deliver to:

            ------------------------------------------------------------------
            (Name)

            ------------------------------------------------------------------
            (Address, including Zip Code)

     In full payment of the aggregate purchase price with respect to the number of shares being purchased upon exercise of this Warrant, the undersigned hereby (check applicable payment method): (i) / / tenders payment of $________ by cashier's check payable to the order of U S Liquids Inc. or
(ii) / / hereby surrenders to the Company, Warrants to purchase __________ shares of Common Stock. If the Warrant is exercised hereby (and, if applicable, surrendered to purchase shares of Common Stock) so as to purchase fewer than all the shares of Common Stock that may be purchased pursuant to this Warrant, the undersigned requests that a new Warrant representing the number of full shares for which the Warrant has not been exercised or surrendered be issued and delivered as set forth below.

Name of Warrant holder or Assignee:

          ------------------------------------------------------------------
                                    (Please Print)

Address:


------------------------------------

------------------------------------
Signature              Dated:


     (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                 ASSIGNMENT

     For value received, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant, with respect to the number of shares of Common Stock set forth below:

                                              No. of Shares        Taxpayer
Name of Assignee        Address               Common Stock         ID Number
----------------        -------               ------------         ---------









and does hereby irrevocably authorize the Company to make such transfer on the Warrant Register maintained at the principal office of the Company and, if applicable, to issue to the undersigned a Warrant for the portion of such Warrant not so sold, assigned or transferred.


Dated:
       -----------------------     ----------------------------
                                             Signature

(Signature must conform in all respects to name of holder as specified on the face of the Warrant).